Exhibit 10.2
FIRST AMENDMENT
FIRST AMENDMENT, dated as of March 22, 2010 (this “First Amendment”), to the First Lien Amended and Restated Guarantee and Collateral Agreement, dated as of February 13, 1998, as amended and restated as of December 10, 2003 and March 4, 2004, as further amended and restated as of October 2, 2009 (the “Guarantee and Collateral Agreement”), among Nebraska Book Company, Inc., a Kansas corporation (the “Borrower”), NBC Holdings Corp. (“SuperHoldings”), NBC Acquisition Corp. (“Holdings”) and certain of their subsidiaries in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent for certain of the Lenders party to the Guarantee and Collateral Agreement.
W I T N E S S E T H:
WHEREAS, the Borrower, SuperHoldings, Holdings, the other Grantors and the Administrative Agent are parties to the Guarantee and Collateral Agreement;
WHEREAS, the Borrower has requested that the Administrative Agent amend the Guarantee and Collateral Agreement, as more fully described herein; and
WHEREAS, the Administrative Agent is willing to agree to such amendment to the Guarantee and Collateral Agreement, subject to the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Administrative Agent hereby agree as follows:
1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Guarantee and Collateral Agreement are used herein as therein defined.
2. Amendments to Section 1.1 (Defined Terms).
(a) Section 1.1 of the Guarantee and Collateral Agreement is amended by adding the following definition in proper alphabetical order:
“Reserved Local Blocked Account”: certain accounts of the Grantors not subject to a Local Blocked Account Agreement as set forth on Schedule 13, as such Schedule may be updated from time to time.
3. Amendment to Section 6.4 (“Local Store Accounts”).
(a) Section 6.4(a)(iii) of the Guarantee and Collateral Agreement is amended in its entirety as follows:
“(iii) on or before the 90th day after the Closing Date (or such later date as agreed by the Administrative Agent in its sole discretion), a fully executed Local Blocked Account Agreement satisfactory in form and substance to the Administrative Agent with each Local Blocked Account Bank (collectively, the “Local Blocked Accounts”) identified by the Administrative Agent; provided that no Local Blocked Account Agreement shall be required with respect to any Reserved Local Blocked Accounts so long as the Borrower is in compliance with Section 6.10(b) of the Credit Agreement.”

(b) Sections 6.4(h) of the Guarantee and Collateral Agreement is amended in its entirety as follows:
“(h) Upon the request of the Administrative Agent, the Loan Parties shall cause bank statements and/or other reports to be delivered to the Administrative Agent not less often than monthly, accurately setting forth all amounts deposited in each Local Blocked Account and each Reserved Local Blocked Account to ensure the proper transfer of funds as set forth above.”
4. Representations and Warranties. Each Grantor hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Guarantee and Collateral Agreement, as amended by this First Amendment. The Borrower represents and warrants that, after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.
5. Effectiveness. This First Amendment shall become effective on the date the following conditions precedent are satisfied:
(a) First Amendment. The Administrative Agent shall have received this First Amendment executed and delivered by the Administrative Agent, the Borrower and each other Loan Party; and
(b) First Amendment to the Credit Agreement. The Administrative Agent shall have received the First Amendment to the Credit Agreement, dated the date hereof, executed and delivered by the Borrower and each other Loan Party, the Administrative Agent and the Lenders party to the Credit Agreement constituting the “Required Lenders” thereunder.
6. Continuing Effect of the Guarantee and Collateral Agreement. This First Amendment shall not constitute an amendment of any other provision of the Guarantee and Collateral Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any other Loan Party that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Guarantee and Collateral Agreement are and shall remain in full force and effect.
7. Counterparts. This First Amendment may be executed by the parties hereto in any number of separate counterparts (including facsimiled and other electronically transmitted counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.
8. GOVERNING LAW. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS FIRST AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
9. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of this First Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.
[rest of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NBC HOLDINGS CORP.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

NBC ACQUISITION CORP.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

NEBRASKA BOOK COMPANY, INC.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

SPECIALTY BOOKS, INC.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

NBC TEXTBOOKS LLC
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

COLLEGE BOOKSTORES OF AMERICA, INC.
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

CAMPUS AUTHENTIC LLC
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

NET TEXTSTORE LLC
By:	/s/ Alan G. Siemek
	Name:	Alan G. Siemek
	Title:	Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender
By:	/s/ Eric H. Pratt
	Name:	Eric H. Pratt
	Title:	Vice President

Schedule 13
Reserved Local Blocked Accounts